UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 1, 2006

                              INTEGRATED DATA CORP.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)

          3422 Old Capitol Trail, Suite 741, Wilmington, DE  19808
          ---------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

                                484-212-4137
                                ------------
             (Registrant's telephone number, including area code)


          220 Commerce Drive, Suite 300, Fort Washington, PA  19034
          ---------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act


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Item 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(1)  Previous Independent Auditors
     -----------------------------

     (i) On August 1, 2006, the Board of Directors of Integrated Data Corp. (the "Company") elected to dismiss Webb & Company, P.A. ("Webb & Company") as independent auditor for the Company.

    (ii) Management of the Company has not had any disagreements with Webb & Company related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. From November 7, 2005 through August 1, 2006 there has been no disagreement between the Company and Webb & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Webb & Company, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

   (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants.

    (iv) Webb & Company did not audit the Company's financial statements. There have been no disagreements with Webb & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Webb & Company, would have caused them to make reference thereto in their report on the financial statements.

     (v) During the most recent review period and the interim period subsequent to August 1, 2006, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

    (vi) The Company requested that Webb & Company furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)  New Independent Auditors
     ------------------------

     (i) The Company has engaged Morison Cogen LLP of Bala Cynwyd, Pennsylvania as its new independent auditors as of August 2, 2006. Prior to such date, the Company did not consult with Morison Cogen LLP regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Morison Cogen LLP or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.


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Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
          DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 1, 2006, at the recommendation of David C. Bryan to increase management staff, the Board of Directors of Integrated Data Corp. (the "Company") appointed Abe Carmel to the position of Chief Executive Officer
(CEO), a position Mr. Carmel previously held from April 2002 through August 2003. Mr. Carmel is assuming such CEO duties from Mr. Bryan and Mr. Bryan will continue in his role as President, Chief Operating Officer (COO), and acting Chief Financial Officer (CFO) of the Company.

     The Board of Directors also appointed Mr. Carmel as an added member of the Board to serve until the next annual meeting of the shareholders of the Company or until his successor shall have been duly elected and qualified. The Board of Directors now includes the following members: David C. Bryan, Abe Carmel, Stuart W. Settle, Jr., Esq., Ian Tromans, and Eduard Will.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements:

       None.

(b)  Exhibits:

       Exhibit 23.2  Letter from Webb & Company, P.A.



                                  Signatures
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGRATED DATA CORP.
                                          ---------------------
                                          (Registrant)

Date:  August 4, 2006
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                                          By: /s/Abe Carmel
                                              --------------------
                                              Abe Carmel
                                              Chief Executive Officer



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